UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by Registrant

[X]

Filed by a Party other than the Registrant

[   ]

Check the appropriate box:

[X]     Preliminary Proxy Statement
[   ]     Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[   ]     Definitive Proxy Statement
[   ]     Definitive Additional Materials
[   ]     Soliciting Material Pursuant to §240.14a-12

COMPUMED, INC.

(Name of Registrant as Specified In Its Charter)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

[X]     No fee required.
[   ]     Fee computed on table below per Exchange Act Rules 14A-6(i)(4) and 0-11.

1)

Title of each class of securities to which transaction applies:

2)

Aggregate number of securities to which transaction applies:

3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)

Proposed maximum aggregate value of transaction:

5)

Total fee paid:

[   ]     Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

1)

Amount Previously Paid:

2)

Form, Schedule or Registration Statement No.:

3)

Filing Party:

4)

Date Filed:

COMPUMED, INC.
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD AUGUST 31, 2007

To the Stockholders of CompuMed, Inc.:

Notice is hereby given that a Special Meeting of Stockholders (the "Meeting") of CompuMed, Inc., a Delaware corporation (the "Company"), will be held at our office at 5777 West Century Boulevard, Suite 1285, Los  Angeles, CA 90045 on August 31, 2007 at 10:00am, local time, for the following purposes:

1.

To approve an increase in the number of authorized common shares of the Company from 50,000,000 to 500,000,000.

2.

To approve an increase in the number of authorized preferred shares of the Company from 1,000,000 to 5,000,000.

3.

To act upon such other matters as may properly come before the Meeting or any and all adjournments thereof.

Only stockholders of record at the close of business on July 3, 2007 shall be entitled to notice of and to vote at the Meeting or any and all adjournments thereof. Information concerning the matters to be acted upon at the Meeting is set forth in the accompanying Proxy Statement. All stockholders are cordially invited to attend the Meeting in person.

By order of the Board of Directors

/s/ Phuong Dang

Phuong Dang

Corporate Secretary

July 10, 2007

WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING, PLEASE COMPLETE, SIGN AND PROMPTLY MAIL THE ENCLOSED PROXY. A RETURN ENVELOPE THAT REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES IS ENCLOSED FOR THAT PURPOSE.

COMPUMED, INC.
5777 W. Century Boulevard
Suite 1285
Los Angeles, CA 90045

PROXY STATEMENT FOR SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD AUGUST 31, 2007

PROXY SOLICITATION MATERIAL

GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors and management of CompuMed, Inc. (the "Company"), a Delaware corporation, of proxies for use at the Special Meeting of Stockholders of the Company (the "Meeting") to be held at our office at 5777 West Century Boulevard, Suite 1285, Los Angeles, CA 90045, on August 31, 2007, at 10:00am, local time, and at any and all adjournments thereof, for the purposes set forth herein and in the accompanying Notice of Special Meeting of Stockholders ("Notice of Meeting").

COST OF SOLICITATION

The cost of soliciting these proxies, including the preparation, printing, handling, and mailing of the proxy and related material, and reimbursing the actual expense incurred by brokerage houses, custodians, nominees and fiduciaries in forwarding proxy material to the beneficial owners of stock, will be paid by the Company. In order to assure that there is a quorum, certain officers, directors, regular employees and other representatives of the Company may solicit proxies by telephone, fax or other means. These persons will receive no extra compensation for their services.

MAILING OF PROXY STATEMENT AND PROXY

This Proxy Statement and the accompanying proxy will first be mailed on or about July 23, 2007 to all stockholders entitled to notice of and vote and the Meeting.

We will provide without charge, a copy of our annual report on Form 10-KSB for the fiscal year ended September 30, 2006 and related financial statements to each stockholder entitled to vote at the Meeting who requests a copy of such in writing or by phone.  Requests should be sent to:  CompuMed, Inc., at 5777 West Century Boulevard, Suite 1285, Los Angeles, CA 90045, attn: Corporate Controller.  Our telephone number is (310) 258-5000.

VOTING SECURITIES AND VOTE REQUIRED

Only stockholders of record at the close of business on July 3, 2007  are entitled to notice of and to vote the shares of common stock, $0.01 par value, Class A $3.50 Cumulative Convertible Preferred Stock, $0.10 par value, Class B $3.50 Convertible Preferred Stock, $0.10 par value and Class D 2% Convertible Preferred Stock, $0.10 par value (collectively, the "Voting Stock"), of the Company held by them on such date at the Meeting or any and all adjournments thereof.  As of July 3, 2007,

•

24,827,037 shares of common stock,

•

8,400 shares of Class A Preferred Stock,

•

300 shares of Class B Preferred Stock, and

•

4,167 shares of Class D Preferred Stock

were issued and outstanding and there were 518 stockholders of record. There was no other class of voting securities outstanding on the record date. Each share of Voting Stock held by a stockholder entitles such stockholder to one vote on each matter that is voted upon at the Meeting or any adjournments thereof, except shares of Class D Preferred Stock, which is entitled to 2,000 votes per vote allowed a share of common stock for each share of Class D Preferred Stock held on the record date.

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Voting Stock is necessary to constitute a quorum at the Meeting. Assuming that a quorum is present, the affirmative vote of the holders of a majority of the shares of Voting Stock voting at the Meeting will be required to approve Proposal No. 1, regarding approval of the increase of the number of authorized shares of common stock of the Company and Proposal No. 2, regarding the approval of the increase in the number of authorized shares of preferred stock of the Company.  Proxy cards marked as withholding authority, as well as proxy cards containing abstentions and broker "non-votes" will be counted toward determining the presence of a quorum for the transaction of business. Abstentions may be specified on all proposals. Abstentions will have the effect of a negative vote. A broker "non-vote" will not be treated as present and entitled to vote on any particular proposal and, therefore, will have no effect on the outcome of any of the proposals.

If the accompanying proxy is properly signed and returned to the Company and not revoked, it will be voted in accordance with the instructions contained therein. Unless contrary instructions are given, the persons designated as proxy holders in the accompanying proxy will vote "FOR" approval of the increase in the number of authorized shares of common stock of the Company, and "FOR" approval of the increase in the number of authorized shares of preferred stock of the Company, and as recommended by the Board of Directors with regard to any other matters or if no such recommendation is given, in their own discretion.

Each proxy granted by a stockholder may be revoked by such stockholder at any time before it is exercised by (1) filing with the Secretary of the Company a revoking instrument, (2) delivering a duly executed Proxy bearing a later date, or (3) attending the Meeting and voting in person. Attendance at the Meeting will not, in itself, constitute revocation of the proxy.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the beneficial ownership of our outstanding classes of stock as of July 3, 2007, by each person known by us to own beneficially more than 5% of each class, by each of our Directors and Executive Officers and by all Directors and Executive Officers as a group. Unless otherwise indicated below, to our knowledge, all persons listed below have sole voting and investment power with respect to their shares of common stock except to the extent that authority is shared by spouses under applicable law. The calculation of percentage ownership for each listed beneficial owner is based upon the number of shares of common stock issued and outstanding on July 3, 2007, plus shares of common stock subject to options, warrants and conversion rights held by such person on July 3, 2007 and exercisable or convertible within 60 days thereafter.  Unless indicated otherwise, the address of each beneficial owner is c/o CompuMed, Inc., 5777 W. Century Boulevard, Suite 1285, Los Angeles, CA 90045.

Name and Address of Beneficial Owner	Common Shares Beneficially Owned	Percent of Class (1)

Maurizio Vecchione	156,667(2)	*
Phuong Dang	144,450(3)	*
John Minnick	1,136,857(4)	4.4%
John Romm, M.D.	971,968(5)	3.8%
Stuart L. Silverman, M.D.	1,281,721(6)	5%
Robert Stuckelman	1,608,258(7)	6.2%
Simon James	0	*
Mark Stolper	0	*
Boston Avenue Capital, LLC. 415 South Boston, 9th Floor Tulsa, Oklahoma 74103	12,563,500(8)	33.7%
All Directors and Executive Officers as a group	5,299,921	18.5%
* Less than 1%

(1)

The number of shares issued and outstanding on July 3, 2007 was 24,827,037 shares.

(2)

Mr. Vecchione’s beneficial ownership consists of 156,667 shares issuable pursuant to warrants.

(3)

Ms. Dang’s beneficial ownership consists of 144,450 shares issuable pursuant to stock options.

(4)

Mr. Minnick’s beneficial ownership consists of 376,523 shares of common stock of which he has sole voting and dispositive power and 760,334 shares issuable pursuant to stock options.

(5)

Dr. Romm’s beneficial ownership consists of 261,168 shares of common stock of which he has sole voting and dispositive power and 710,800 shares issuable pursuant to stock options.

(6)

Dr. Silverman’s beneficial ownership consists of 250,615 shares of common stock of which he has sole voting and dispositive power and 1,031,106 shares issuable pursuant to stock options.

(7)

Mr. Stuckelman’s beneficial ownership consists of 521,328 shares of common stock of which he has sole voting and dispositive power and 1,086,930 issuable shares pursuant to stock options.

(8)

Boston Avenue Capital, LLC owns 4,167 shares of Class D 2% Convertible Preferred Stock, convertible into 8,334,000 shares of common stock, 4,166,500 shares issuable within 60 days to Boston Avenue Capital, LLC pursuant to warrants, and 63,500 shares owned by Yorktown Avenue Capital, LLC.  Mr. Charles Gillman has voting and dispository control over the shares.  Mr. Gillman disclaims beneficial ownership of these shares.

PROPOSAL TO AMEND THE AMENDED CERTIFICATE OF INCORPORATION, AS AMENDED, TO

INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

(PROPOSAL 1)

REASON FOR AND GENERAL EFFECT OF INCREASING AUTHORIZED COMMON STOCK

Our Amended Certificate of Incorporation, as amended, currently authorizes us to issue 50,000,000 shares of common stock. As of July 3, 2007, we had 24,827,037 shares of common stock issued and outstanding.  We believe we need to increase our authorized shares of common stock available for issuance by the Company so that we can better support future growth plans and opportunities. An increase in the authorized number of shares of common stock will enable us to take advantage of various potential business opportunities through the issuance of our securities, including, without limitation, issuing stock dividends to existing stockholders, establishing certain strategic relationships with other companies, expand our business through acquisitions, enter into joint ventures, sell stock to investors to increase available capital and provide equity incentives to employees, officers or directors. We have no present agreements or definitive plans to enter into any such transactions or to acquire any businesses.

The additional shares of common stock to be authorized for issuance will possess rights identical to the currently authorized common stock. The holders of common stock are entitled to one vote for each share held of record on all matters to be voted on by the stockholders. All voting is on a non-cumulative basis. The stockholders of common stock do not have any preemptive rights. The amendment to authorize the issuance of additional shares of common stock will not have any effect on the par value of the common stock. Nevertheless, the issuance of such additionally authorized shares of common stock would affect the voting rights of our current stockholders because there would be an increase in the number of outstanding shares entitled to vote on corporate matters, including the election of directors, if and when any such shares of common stock are issued in the future. If the Board of Directors determines that an issuance of shares of our common stock is in our best interest and our stockholders' best interest, the issuance of additional shares would have the effect of diluting the earnings per share or book value per share of the outstanding shares of common stock or the stock ownership or voting rights of a stockholder.

POTENTIAL ANTI-TAKEOVER EFFECTS OF THE AMENDMENT TO INCREASE AUTHORIZED SHARES

The increase in the number of authorized shares of common stock and the subsequent issuance of all or a portion of those shares could have the effect of delaying or preventing a change of control without further action by the stockholders. Subject to applicable law and stock exchange requirements, we could issue shares of authorized and unissued common stock in one or more transactions that would make a change of control more difficult and therefore less likely. Any issuance of additional shares could have the effect of diluting the earnings per share and book value per share of the outstanding shares of common stock or the stock ownership and voting rights of a person seeking to obtain control of our Company. The increase in authorized shares is reflected in our proposed Certificate of Amendment included with this proxy as Exhibit A.  The certificate in Exhibit A has been drafted assuming only this proposal passes. If both proposals 1 and 2 are approved by stockholders, the certificates will be drafted as though both amendments are incorporated into one.

PROPOSAL TO AMEND THE AMENDED CERTIFICATE OF INCORPORATION, AS AMENDED, TO

INCREASE THE NUMBER OF AUTHORIZED SHARES OF PREFERRED STOCK

(PROPOSAL 2)

REASON FOR AND GENERAL EFFECT OF INCREASING AUTHORIZED PREFERRED STOCK

Our Amended Certificate of Incorporation, as amended, currently authorizes us to issue 1,000,000 shares of Preferred Stock. As of July 3, 2007, we had 12,867 shares of Preferred Stock issued and outstanding.  We believe we need to increase our authorized shares of Preferred Stock available for issuance by the Company so that we can efficiently continue to grow our operations. Preferred Stock gives our Board of Directors more flexibility in structuring the equity of our Company because they can control the designations, powers, preferences and relative, participating, optional or other rights and the qualifications, limitations or restrictions of the class or series issued.    An increase in the authorized number of shares of common stock could enable us to take advantage of various potential business opportunities through the issuance of our securities, including, without limitation, issuing stock dividends to existing shareholders, establish certain strategic relationships with other companies, expand our business through acquisitions, enter into joint ventures, sell stock to investors to increase available capital and provide equity incentives to employees, officers or directors.  We have no present agreements or definitive plans to pay dividends, enter into any such transactions or to acquire any businesses.

The Board of Directors will have the same powers with respect to the additional shares of Preferred Stock to be authorized as with the currently authorized Preferred Stock. The Board of Directors is empowered to authorize, by resolution or resolutions from time to time the issuance of one or more classes or series of Preferred Stock and to fix the designations, powers, preferences and relative, participating, optional or other rights, if any, and the qualifications, limitations or restrictions thereof, if any, with respect to each such class or series of Preferred Stock and the number of shares constituting each such class or series, and to increase or decrease the number of shares of any such class or series to the extent permitted by the General Corporation Law of the State of Delaware, as amended from time to time. The amendment to authorize the issuance of additional shares of Preferred Stock will not have any effect on the par value of the Preferred Stock. Nevertheless, the issuance of such additionally authorized shares of common stock could affect the voting rights of our current stockholders because there could be an increase in the number of outstanding shares entitled to vote on corporate matters, including the election of directors, if and when any such shares of Preferred Stock are issued in the future and if such Preferred Shares are given voting rights. If the Board of Directors determines that an issuance of shares of our Preferred Stock is in our best interest and our stockholders' best interest, the issuance of additional shares would have the effect of diluting the earnings per share or book value per share of the outstanding shares of Preferred Stock or the stock ownership or voting rights of a stockholder.  The increase in authorized shares is reflected in our proposed Certificate of Amendment included with this proxy as Exhibit B.  The certificate in Exhibit B has been drafted assuming only this proposal passes. If both proposals 1 and 2 are approved by stockholders, the certificates will be drafted as though both amendments are incorporated into one.

HOUSEHOLDING INFORMATION

Some banks, brokers and other nominees are participating in the practice of "householding" proxy statements and annual reports. This means that beneficial holders of CompuMed common stock who share the same address or household may not receive separate copies of this Proxy Statement. The Company will promptly deliver an additional copy of this Proxy Statement and the accompanying materials to a beneficial holder at a shared address upon written or oral request. A beneficial holder who wishes to receive a separate copy, or holders sharing an address who are currently receiving multiple copies and wish to receive a single copy of this or future proxy materials should submit a written request to the Secretary, CompuMed, Inc., 5777 W. Century Boulevard, Suite 1285, Los Angeles, CA 90045 or call 310-258-5000.

OTHER MATTERS

As of the date of this Proxy Statement, the Company knows of no business that will be presented for consideration at the Meeting other than that which has been referred to above. As to other business, if any, that may come before the Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

STOCKHOLDERS ARE ASKED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE. YOUR PROMPT RESPONSE WILL BE GREATLY APPRECIATED

EXHIBIT A

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

COMPUMED, INC.

COMPUMED, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, filed a Certificate of Incorporation with the Secretary of State of Delaware on July 21, 1986.  An amendment to the Certificate of Incorporation was filed on July 21, 1992. An amendment to the Amended Certificate of Incorporation was filed on May 23, 1994.  An Amendment to the Amended Certificate of Incorporation, as amended, was filed on October 17, 1994.  Following is an Amendment to the Amended Certificate of Incorporation, as amended.

It is hereby certified that:

FIRST:   The name of the corporation is CompuMed, Inc.

SECOND:    The Board of Directors of said corporation, at a meeting duly held, adopted a resolution proposing and declaring advisable the following amendment to the Amended Certificate of Incorporation, as amended, of said corporation:

RESOLVED, that the Amended Certificate of Incorporation, as amended, is hereby amended by replacing Article FOURTH with the following:

FOURTH:  The total number of shares of stock which the corporation shall have authority to issue is 501,000,000 consisting of 500,000,000 shares of common stock, par value of $0.01 per share (the “Common Stock”) and 1,000,000 shares of preferred stock, par value of $0.10 per share (the “Preferred Stock”).

The Board of Directors is hereby empowered to authorize by resolution or resolutions from time to time the issuance of one or more classes or series of Preferred Stock and to fix the designations, powers, preferences and relative, participating, optional or other rights, if any, and the qualifications, limitations or restrictions thereof, if any, with respect to each such class or series of Preferred Stock and the number of shares constituting each such class or series, and to increase or decrease the number of shares of any such class or series to the extent permitted by the General Corporation Law of the State of Delaware, as amended from time to time.

THIRD:   That at a meeting and vote of stockholders, the stockholders approved said Amendment in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

FOURTH:   That the aforesaid Amendment to this Amended Certificate of Incorporation, as amended, herein certified has been duly adopted in accordance with the provisions of Section 242 and 228 of the General Corporation Law of the State of Delaware.

Signed this ____ day of September, 2007.

COMPUMED, INC.

________________________

Maurizio Vecchione

Interim Chief Executive Officer

EXHIBIT B

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

COMPUMED, INC.

COMPUMED, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, filed a Certificate of Incorporation with the Secretary of State of Delaware on July 21, 1986.  An amendment to the Certificate of Incorporation was filed on July 21, 1992. An amendment to the Amended Certificate of Incorporation was filed on May 23, 1994.  An Amendment to the Amended Certificate of Incorporation, as amended, was filed on October 17, 1994.  Following is an Amendment to the Amended Certificate of Incorporation, as amended.

It is hereby certified that:

FIRST:   The name of the corporation is CompuMed, Inc.

SECOND:    The Board of Directors of said corporation, at a meeting duly held, adopted a resolution proposing and declaring advisable the following amendment to the Amended Certificate of Incorporation, as amended, of said corporation:

RESOLVED, that the Amended Certificate of Incorporation, as amended, is hereby amended by replacing Article FOURTH with the following:

FOURTH:  The total number of shares of stock which the corporation shall have authority to issue is 55,000,000 consisting of 50,000,000 shares of common stock, par value of $0.01 per share (the “Common Stock”) and 5,000,000 shares of preferred stock, par value of $0.10 per share (the “Preferred Stock”).

The Board of Directors is hereby empowered to authorize by resolution or resolutions from time to time the issuance of one or more classes or series of Preferred Stock and to fix the designations, powers, preferences and relative, participating, optional or other rights, if any, and the qualifications, limitations or restrictions thereof, if any, with respect to each such class or series of Preferred Stock and the number of shares constituting each such class or series, and to increase or decrease the number of shares of any such class or series to the extent permitted by the General Corporation Law of the State of Delaware, as amended from time to time.

THIRD:   That at a meeting and vote of stockholders, the stockholders approved said Amendment in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

FOURTH:   That the aforesaid Amendment to this Amended Certificate of Incorporation, as amended, herein certified has been duly adopted in accordance with the provisions of Section 242 and 228 of the General Corporation Law of the State of Delaware.

Signed this ____ day of September, 2007.

COMPUMED, INC.

________________________

Maurizio Vecchione

Interim Chief Executive Officer

EXHIBIT C

PROXY CARD

PROXY	COMPUMED, INC. SPECIAL MEETING OF STOCKHOLDERS AUGUST 31, 2007 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of COMPUMED, INC., a Delaware corporation (the "Company"), acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, dated July 10, 2007, and hereby constitutes and appoints Maurizio Vecchione and Phuong Dang, or either of them acting singly in the absence of the other, with the power of substitution in either of them, the proxies of the undersigned to vote all shares of Voting Stock of the Company which the undersigned would be entitled to vote at the Special Meeting of Stockholders, and at any adjournment or adjournments thereof, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said proxies may do or cause to be done by virtue thereof with respect to the following matters:

(Continued on reverse side)

PLEASE DETACH HERE

/*\  You Must Detach This Portion of the Proxy Card  /*\
Before Returning it in the Enclosed Envelope

1. The approval of the increase in the number of authorized common shares from 50,000,000 to 500,000,000 shares:	□	FOR	□	AGAINST	□	ABSTAIN

2. The approval of the increase in the number of authorized preferred shares from 1,000,000 to 5,000,000:	□	FOR	□	AGAINST	□	ABSTAIN

3. Other matters as may properly come before the meeting or any and all adjournments thereof.

This Proxy, when properly executed, will be voted as directed. If no direction is indicated, this Proxy will be voted FOR each of the above proposals.

Dated:	, 2007

(L.S.)
(L.S.)

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as it appears hereon. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer and the corporate seal affixed. No postage is required if returned in the enclosed envelope and mailed in the United States.

PLEASE SIGN, DATE AND MAIL THIS PROXY IMMEDIATELY IN THE ENCLOSED ENVELOPE.